UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 26, 2022

PCB BANCORP
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	001-38621 (Commission File Number)	20-8856755 (I.R.S. Employer Identification No.)

3701 Wilshire Boulevard, Suite 900 Los Angeles, California (Address of principal offices)		90010 (Zip Code)
Registrant’s telephone number, including area code: (213) 210-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCB	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to Vote of Security Holders
The annual meeting of shareholders of PCB Bancorp (the “Company”) was held on May 26, 2022. As of March 31, 2022, the voting record date for the meeting, there were 14,944,663 shares of the Company’s common stock outstanding. At the meeting, the shareholders voted on the following items:
1.election of directors; and
2.ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
A total of 10,558,472 shares of the Company's common stock were presented and voted at the meeting, constituting 70.65% of the issued and outstanding shares of the Company's common stock entitled to vote at the meeting.
The results of the items voted on are as follows:
Proposal No.1 Election of directors of the Company

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Kijun Ahn	8,310,382	141,774	2,106,316
Daniel Cho	8,424,818	27,338	2,106,316
Haeyoung Cho	6,769,194	1,682,962	2,106,316
Janice Chung	8,450,714	1,442	2,106,316
Sarah Jun	8,450,638	1,518	2,106,316
Henry Kim	8,450,753	1,403	2,106,316
Sang Young Lee	7,730,722	721,434	2,106,316
Hong Kyun “Daniel” Park	8,450,746	1,410	2,106,316
Don Rhee	8,310,312	141,844	2,106,316
Each of the nominees noted above was elected to serve as members of the board of directors of the Company until the Company’s next annual meeting of shareholders and until their successors are duly elected and qualified.
Proposal No.2 Ratification of the appointment of Crowe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022:

Vote Type	Total Shares
Votes For	10,549,854
Votes Against	233
Votes Abstain	8,385
Broker Non-Vote	—
The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCB Bancorp

Date:	May 26, 2022	/s/ Timothy Chang
Timothy Chang
Executive Vice President and Chief Financial Officer

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